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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 4, 2002

 COMMISSION            REGISTRANT; STATE OF INCORPORATION;       IRS EMPLOYER
FILE NUMBER               ADDRESS; AND TELEPHONE NUMBER       IDENTIFICATION NO.
-----------            -----------------------------------    ------------------
   1-9513                    CMS ENERGY CORPORATION             38-2726431
                            (A MICHIGAN CORPORATION)
                        FAIRLANE PLAZA SOUTH, SUITE 1100
                              330 TOWN CENTER DRIVE
                            DEARBORN, MICHIGAN 48126
                                 (313) 436-9261


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ITEM 5. OTHER EVENTS

On November 4, 2002, CMS Energy Corporation issued a Press Release in which it announced completion of the work of a Board of Directors Special Committee established to investigate round-trip trading at CMS Marketing, Services and Trading (CMS MST) and, separately, CMS Energy also said it is conducting an internal review of the natural gas trade information provided by its CMS MST and CMS Field Services subsidiaries to energy industry publications that compile and report index prices. Attached as an Exhibit to this report and incorporated herein by reference is a copy of the CMS Energy Press Release.

The Press Release contains "forward-looking statements", within the meaning of the safe harbor provisions of the federal securities laws. The "forward-looking statements" are subject to risks and uncertainties. They should be read in conjunction with the "Forward-Looking Statement Cautionary Factors" in CMS Energy's Form 10-K, Item 1 (incorporated herein by reference) that discuss important factors that could cause CMS Energy's results to differ materially from those anticipated in such statements.

ITEM 7. EXHIBITS

         (c) Exhibits:

         99  CMS Energy Corporation Press Release dated November 4, 2002.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CMS ENERGY CORPORATION


Dated:   November 4, 2002            By:  /s/ S. Kinnie Smith, Jr.
                                          ------------------------
                                              S. Kinnie Smith, Jr.
                                              Vice Chairman and General Counsel